UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 31, 2011

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11451 Katy Freeway, Suite 500

Houston, Texas 77079

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 598-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Consent Solicitation and Supplemental Indenture

On May 23, 2011, Black Elk Energy Offshore Operations, LLC (the “Company”) and its subsidiary, Black Elk Energy Finance Corp. (the “Co-Issuer” and, together with the Company, the “Issuers”), commenced a Consent Solicitation (herein so called) relating to their outstanding 13.75% Senior Secured Notes due 2015 (the “Notes”) upon the terms and subject to the conditions set forth in that certain Consent Solicitation Statement dated May 23, 2011 (herein so called), a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (see Item 7.01 of this Current Report on Form 8-K). The Consent Solicitation was conducted in order to amend certain provisions of the Indenture dated as of November 23, 2010 (the “Indenture”) by and among the Issuers, Black Elk Energy Land Operations, LLC (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “Trustee”), governing the Notes. In accordance with Section 9.02 of the Indenture, the consents of holders of a majority in aggregate principal amount of all of the outstanding Notes were needed to approve the proposed amendments.

On May 31, 2011, having received the requisite consents, the Issuers, together with the Guarantor and the Trustee, entered into the First Supplemental Indenture to the Indenture (the “Supplemental Indenture”). The Supplemental Indenture amended the Indenture, among other things, to: (i) increase the amount of capital expenditures permitted to be made by the Company on an annual basis, (ii) enable the Company to obtain financial support from its majority equity holder, Platinum Partners Value Arbitrage Fund L.P. or its affiliates (collectively, “PPVA”) by way of a $30 million investment in Sponsor Preferred Stock (as defined in the Supplemental Indenture), which can be repaid over time, and (iii) obligate the Company to make an offer to repurchase the Notes semi-annually at an offer price equal to 103% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest to the extent it meets certain defined financial tests and as permitted by its credit facilities.

The foregoing descriptions of the Consent Solicitation Statement and the Supplemental Indenture are not intended to be complete and each is qualified in its entirety by reference to the Consent Solicitation Statement, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Supplemental Indenture, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, respectively.

Amendments to Credit Agreement

On May 31, 2011, concurrent with its entry into the Supplemental Indenture and pursuant to the terms and conditions of the Consent Solicitation, the Company entered into the First Amendment to Credit Agreement (the “Credit Agreement Amendment”) by and among the Company, the guarantors party thereto, the lenders party thereto (collectively, the “Lenders”), and Capital One, N.A., as administrative agent for the Lenders (the “Administrative Agent”). The Credit Agreement Amendment amended that certain Credit Agreement dated as of December 24, 2010 (the “Credit Agreement”) by and among the Company, the guarantors party thereto, the Lenders and the Administrative Agent, among other things, to increase the borrowing base available thereunder from $35 million to $70 million based primarily on the reserves provided by the Merit Assets (discussed in Item 2.01 of this Current Report on Form 8-K).

On May 31, 2011, the Company also entered into the First Amendment to Letter of Credit Facility Agreement (the “Letter of Credit Facility Amendment”) by and among the Company, the guarantors party thereto, the Lenders and the Administrative Agent. The Letter of Credit Facility Amendment amended that certain Letter of Credit Facility Agreement dated as of December 24, 2010 (the “Letter of Credit Agreement”), by and among the Company, the guarantors party thereto, the Lenders and the Administrative Agent, among other things, to increase the borrowing base available thereunder from $75 million to $125 million based primarily on the reserves provided by the Merit Assets.

The foregoing descriptions of the Credit Agreement Amendment and the Letter of Credit Facility Amendment are not intended to be complete and each is qualified in its entirety by reference to the Credit Agreement as amended by the Credit Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, and the Letter of Credit Agreement as amended by the Letter of Credit Facility Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 31, 2011, the Company completed its previously announced Project Moose Acquisition (the “Merit Acquisition”) pursuant to the terms and conditions of that certain definitive agreement dated March 17, 2011 as amended by the Amendment to Purchase and Sale Agreement dated March 30, 2011, the Second Amendment to Purchase and Sale Agreement dated May 18, 2011 and the Third Amendment to Purchase and Sale Agreement dated May 31, 2011 (collectively, the “Purchase Agreement”) by and among the Company and certain Merit entities. The Company has acquired interests in various properties across approximately 250,126 gross (127,894 net) acres in the Gulf of Mexico (the “Merit Assets”) for a purchase price of approximately $40 million plus the assumption of approximately $175 million (based on current estimates) of undiscounted asset retirement obligations related to plugging and abandonment (“P&A”) obligations associated with the acquired properties, subject to customary adjustments for a transaction of that type.

At closing, the Company was required to establish an escrow account to secure the performance of its P&A obligations and other indemnity obligations with respect to P&A and/or decommissioning of the acquired wells and facilities. The Company is required to, over time, deposit in the escrow account an aggregate principal amount equal to $60 million, which is to be paid in 30 equal monthly installments payable on the first day of each month commencing on the first day of the first month following closing.

Prior to closing, the Company paid the sellers an earnest money deposit of $6 million, which was applied against the purchase price. The Company financed the remainder of the purchase price and related expenditures with existing available cash and approximately $35 million in borrowings under its Credit Agreement, together with equity financing from PPVA.

There are no material relationships, other than in respect of the acquisition, between the sellers and the Company or any of its affiliates or any director or officer of the Company, or any associate of any such director or officer.

The foregoing descriptions of the Merit Acquisition and the Purchase Agreement are not intended to be complete and are qualified in their entirety by reference to the Purchase Agreement, which is filed as Exhibits 10.4-10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2011, the Company entered into the Second Amendment to the Second Amended and Restated Limited Liability Company Operating Agreement of the Company (the “Second Amendment”). The Second Amendment was effective as of May 31, 2011.

The Second Amendment amended the Company’s operating agreement, among other things, to create a class of non-voting Class D Preferred Units (herein so called). Certain Class D Preferred Units, having an aggregate liquidation preference of $30 million and accruing dividends payable in kind at a rate per annum of 24%, were issued by the Company to PPVA as consideration for PPVA’s equity contribution to the Company to fund the Merit Acquisition.

The foregoing description of the Second Amendment is not intended to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 23, 2011, the Company distributed to holders of its Notes a Consent Solicitation Statement dated as of May 23, 2011 relating to the Consent Solicitation, as described in Item 1.01 of this Current Report. The purpose of the Consent Solicitation was to obtain sufficient consents from the holders of the Notes to approve certain proposed amendments to the Indenture to, among other things, permit the Company to finance the Merit Acquisition, to restore greater liquidity to the Company and to enable the Company to continue growing through its acquisition strategy. A copy of the Consent Solicitation Statement is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 7.01 and set forth in the attached Exhibit 99.1 shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date of this report.

(b) Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date of this report.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1*	Second Amendment to Second Amended and Restated Operating Agreement of Black Elk Energy Offshore Operations, LLC dated as of May 31, 2011.

10.1*	First Supplemental Indenture, dated as of May 31, 2011, by and among Black Elk Energy Offshore Operations, LLC and Black Elk Energy Finance Corp. as issuers, Black Elk Energy Land Operations, LLC as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

10.2*	First Amendment to Credit Agreement, dated as of May 31, 2011, by and among Black Elk Energy Offshore Operations, LLC, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.3*	First Amendment to Letter of Credit Facility Agreement, dated as of May 31, 2011, by and among Black Elk Energy Offshore Operations, LLC, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.4	Purchase and Sale Agreement, executed on March 17, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III,

L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC (incorporated by reference to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 16, 2011).

10.5*	Amendment to Purchase and Sale Agreement, executed on March 30, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC.

10.6*	Second Amendment to Purchase and Sale Agreement, executed on May 18, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC.

10.7*	Third Amendment to Purchase and Sale Agreement, executed on May 31, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC.

99.1+	Consent Solicitation Statement, dated as of May 23, 2011, of Black Elk Energy Offshore Operations, LLC and Black Elk Energy Finance Corp. with respect to their 13.75% Senior Secured Notes due 2015.

*	Filed herewith.
+	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2011

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	Black Elk Energy, LLC, its sole member

By:	/s/ James Hagemeier
James Hagemeier
Vice President, Chief Financial Officer and Manager

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1*	Second Amendment to Second Amended and Restated Operating Agreement of Black Elk Energy Offshore Operations, LLC dated as of May 31, 2011.

10.1*	First Supplemental Indenture, dated as of May 31, 2011, by and among Black Elk Energy Offshore Operations, LLC and Black Elk Energy Finance Corp. as issuers, Black Elk Energy Land Operations, LLC as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

10.2*	First Amendment to Credit Agreement, dated as of May 31, 2011, by and among Black Elk Energy Offshore Operations, LLC, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.3*	First Amendment to Letter of Credit Facility Agreement, dated as of May 31, 2011, by and among Black Elk Energy Offshore Operations, LLC, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.4	Purchase and Sale Agreement, executed on March 17, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC (incorporated by reference to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 16, 2011).

10.5*	Amendment to Purchase and Sale Agreement, executed on March 30, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC.

10.6*	Second Amendment to Purchase and Sale Agreement, executed on May 18, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC.

10.7*	Third Amendment to Purchase and Sale Agreement, executed on May 31, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P., and Black Elk Energy Offshore Operations, LLC.

99.1+	Consent Solicitation Statement, dated as of May 23, 2011, of Black Elk Energy Offshore Operations, LLC and Black Elk Energy Finance Corp. with respect to their 13.75% Senior Secured Notes due 2015.

*	Filed herewith.
+	Furnished herewith.